GMACM2005-AR4 Take 2 - Price/Yield - 5A1

Morgan Stanley

Balance	$80,000,000.00	Delay	18	WAC(5)	5.62833	WAM(5)	359
Coupon	5.37833	Dated	06/01/2005	NET(5)	5.37833	WALA(5)	1
Settle	06/30/2005	First Payment	07/19/2005

Price	10	15	20	25	35	50	60	70
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
100-19	5.26	5.22	5.17	5.12	4.99	4.75	4.54	4.27
100-23	5.23	5.19	5.13	5.07	4.93	4.65	4.41	4.11
100-27	5.21	5.15	5.10	5.03	4.87	4.56	4.28	3.94
100-31	5.18	5.12	5.06	4.98	4.80	4.46	4.16	3.78
101-03	5.16	5.09	5.02	4.94	4.74	4.36	4.03	3.61
101-07	5.13	5.06	4.98	4.89	4.68	4.26	3.90	3.45
101-11	5.10	5.03	4.94	4.85	4.61	4.17	3.78	3.28
101-15	5.08	5.00	4.91	4.80	4.55	4.07	3.65	3.12
101-19	5.05	4.97	4.87	4.76	4.49	3.97	3.52	2.96
101-23	5.03	4.93	4.83	4.71	4.43	3.88	3.40	2.80
101-27	5.00	4.90	4.79	4.67	4.36	3.78	3.27	2.63

WAL	5.99	4.78	3.87	3.16	2.19	1.37	1.03	0.78
Principal Window	Jul05 - May15	Jul05 - May15	Jul05 - May15	Jul05 - May15	Jul05 - May15	Jul05 - May15	Jul05 - May15	Jul05 - May15

LIBOR_1YR	3.862	3.862	3.862	3.862	3.862	3.862	3.862	3.862
Prepay	10 CPB	15 CPB	20 CPB	25 CPB	35 CPB	50 CPB	60 CPB	70 CPB
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement

Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement

Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &

Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan

Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. Representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND

FUTURES AUTHORITY.

GMACM2005-AR4 Take 2 - Price/Yield - 1A

Morgan Stanley

Balance	$18,893,000.00	Delay	18	WAC(1)	5.1999	WAM(1)	359
Coupon	4.9499	Dated	06/01/2005	NET(1)	4.9499	WALA(1)	1
Settle	06/30/2005	First Payment	07/19/2005

Price	10	15	20	25	35	50	60	70
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
100-06	4.81	4.79	4.78	4.76	4.71	4.61	4.52	4.40
100-10	4.75	4.73	4.71	4.69	4.63	4.50	4.39	4.23
100-14	4.70	4.67	4.65	4.62	4.54	4.39	4.25	4.06
100-18	4.64	4.61	4.58	4.55	4.46	4.28	4.12	3.89
100-22	4.59	4.56	4.52	4.48	4.38	4.17	3.98	3.72
100-26	4.53	4.50	4.45	4.41	4.29	4.06	3.85	3.55
100-30	4.48	4.44	4.39	4.34	4.21	3.95	3.71	3.39
101-02	4.43	4.38	4.33	4.27	4.13	3.85	3.58	3.22
101-06	4.37	4.32	4.26	4.20	4.05	3.74	3.44	3.05
101-10	4.32	4.26	4.20	4.13	3.96	3.63	3.31	2.88
101-14	4.26	4.20	4.13	4.06	3.88	3.52	3.18	2.72

WAL	2.46	2.27	2.09	1.91	1.60	1.20	0.97	0.76
Principal Window	Jul05 - May08	Jul05 - May08	Jul05 - May08	Jul05 - May08	Jul05 - May08	Jul05 - May08	Jul05 - May08	Jul05 - May08

LIBOR_1YR	3.862	3.862	3.862	3.862	3.862	3.862	3.862	3.862
Prepay	10 CPB	15 CPB	20 CPB	25 CPB	35 CPB	50 CPB	60 CPB	70 CPB
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement

Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement

Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &

Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan

Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND

FUTURES AUTHORITY.